Exhibit 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

dated as of

August 11, 2005

among

SUNGARD HOLDCO LLC,

SUNGARD DATA SYSTEMS INC.

SOLAR CAPITAL CORP.,

THE SUBSIDIARIES OF SUNGARD DATA SYSTEMS INC.

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

TABLE OF CONTENTS

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement	1

SECTION 1.02. Other Defined Terms	1

ARTICLE II

Security Interests

SECTION 2.01. Security Interest	4

SECTION 2.02. Representations and Warranties	5

SECTION 2.03. Covenants	6

SECTION 2.04. As to Intellectual Property Collateral	8

ARTICLE III

Remedies

SECTION 3.01. Remedies Upon Default	9

SECTION 3.02. Application of Proceeds	11

SECTION 3.03. Grant of License to Use Intellectual Property	11

ARTICLE IV

Indemnity, Subrogation and Subordination

SECTION 4.01. Indemnity	12

SECTION 4.02. Contribution and Subrogation	12

SECTION 4.03. Subordination	12

ARTICLE V

Miscellaneous

SECTION 5.01. Notices	13

Schedules

Schedule I	Subsidiary Parties
Schedule II	Intellectual Property

Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Perfection Certificate

INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of August 11, 2005 among SUNGARD HOLDCO LLC (“Holdings”), SUNGARD DATA SYSTEMS INC., SOLAR CAPITAL CORP., the Subsidiaries of the Company identified herein and JPMORGAN CHASE BANK, N.A., as Collateral Agent.

Reference is made to the Credit Agreement dated as of August 11, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, SunGard, the Overseas Borrowers, Holdings, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, each Lender from time to time party thereto, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Co-Syndication Agents, and Barclays Bank PLC and The Royal Bank of Canada, as Co-Documentation Agents. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Parties are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Intellectual Property Security Agreement.

“Claiming Party” has the meaning assigned to such term in Section 4.02.

“Collateral” has the meaning assigned to such term in Section 2.01.

“Contributing Party” has the meaning assigned to such term in Section 4.02.

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“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Grantor” means each of Holdings, the Company and each Subsidiary Party that is a Domestic Subsidiary.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Collateral” means Collateral consisting of Intellectual Property.

“Intellectual Property Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule II.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

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“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule II, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the chief financial officer and the chief legal officer of the Company.

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Security Interest” has the meaning assigned to such term in Section 2.01(a).

“Subsidiary Parties” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule II, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

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ARTICLE II

Security Interests

SECTION 2.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, including the U.S. Guarantees, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(i) all Copyrights;

(ii) all Patents;

(iii) all Trademarks;

(iv) all Licenses;

(v) all other Intellectual Property; and

(vi) all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

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SECTION 2.02. Representations and Warranties. Holdings and the Company jointly and severally represent and warrant, as to themselves and the other Grantors, to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate (or specified by notice from the applicable Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any

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Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, including the U.S. Guarantees, (ii) subject to the filings described in Section 2.02(b), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(d) The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

SECTION 2.03. Covenants. (a) The Company agrees promptly to notify the Collateral Agent in writing of any change (i) in corporate name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, or (iii) in the jurisdiction of organization of any Grantor.

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the

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Company shall deliver to the Collateral Agent a certificate executed by the chief financial officer and the chief legal officer of the Company setting forth the information required pursuant to Schedules 1(a), 1(c), 1(e), 1(f) and 2(b) of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 2.03(c).

(d) The Company agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral that is in excess of $10,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization. Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges,

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fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

SECTION 2.04. As to Intellectual Property Collateral. (a) Except to the extent failure to act could not reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority located in the United States, to (i) maintain the validity and enforceability of any registered Intellectual Property Collateral (or applications therefor) and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 or the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except as could not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c) Except where failure to do so could not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property Collateral after the Closing Date (“After-Acquired

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Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e) Once every fiscal quarter of the Company, with respect to issued or registered Patents (or published applications therefor) or Trademarks (or applications therefor), and once every month, with respect to registered Copyrights, each Grantor shall sign and deliver to the Administrative Agent an appropriate Intellectual Property Security Agreement with respect to all applicable Intellectual Property owned or exclusively licensed by it as of the last day of such period, to the extent that such Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly cooperate as reasonably necessary to enable the Administrative Agent to make any necessary or reasonably desirable recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate.

(f) Nothing in this Agreement prevents any Grantor from discontinuing the use or maintenance of any or its Intellectual Property Collateral to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

ARTICLE III

Remedies

SECTION 3.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right, at the same or different times, with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and, generally, to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of

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redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral , or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 3.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

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SECTION 3.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 3.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon request by the Collateral Agent at any time after and during the continuance of an Event of Default, grant to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

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ARTICLE IV

Indemnity, Subrogation and Subordination

SECTION 4.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 4.03), each Borrower agrees that in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an obligation owed to any Secured Party, the relevant Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 4.02. Contribution and Subrogation. Each Subsidiary Party (a “Contributing Party”) agrees (subject to Section 4.03) that, in the event assets of any other Subsidiary Party shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party and such other Subsidiary Party (the “Claiming Party”) shall not have been fully indemnified by the relevant Borrower as provided in Section 4.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Grantors on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 5.14, the date of the Intellectual Property Security Agreement Supplement executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 4.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 4.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 4.01 and 4.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Grantor to make the payments required by Sections 4.01 and 4.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

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ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Company as provided in Section 10.02 of the Credit Agreement.

SECTION 5.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 5.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Company agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or

13

not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or any Affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 5.03 shall be payable within 10 days of written demand therefor.

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted

14

successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to the Company or any other Loan Party, any such notice being waived by the Company and each Loan Party to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Loan Parties against any and all obligations owing to such Lender and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that, in the case of any such deposits or other Indebtedness for the credit or the account of any Foreign Subsidiary, such set off may only be against any obligations of Foreign Subsidiaries. Each Lender agrees promptly to notify the Company and the Collateral Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have. Notwithstanding anything herein or in any other Loan Document to the contrary, in no event shall the assets of any Foreign Subsidiary that is not a Loan Party constitute collateral security for payment of obligations of the Company or any Domestic Subsidiary, it being understood that the provisions hereof shall not limit, reduce or otherwise diminish in any respect the Borrowers’ obligations to make any mandatory prepayment pursuant to Section 2.05(b)(ii) of the Credit Agreement.

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SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, any L/C Issuer or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 5.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

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SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 5.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate when all the outstanding Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Obligations have been reduced to zero and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Company; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or warranty by the Collateral Agent.

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SECTION 5.14. Additional Restricted Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of the Loan Parties that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Subsidiary Parties upon becoming Restricted Subsidiaries. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of an Intellectual Property Security Agreement Supplement, such Restricted Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 5.15. General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 5.16. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the Company of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the

18

Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

SECTION 5.17. Effectiveness of the Merger. SunGard and its Subsidiaries shall have no rights or obligations hereunder until the consummation of the Merger and any representations and warranties of SunGard or any of its Subsidiaries hereunder shall not become effective until such time. Upon consummation of the Merger, SunGard shall succeed to all the rights and obligations of Solar Capital Corp. under this Agreement and all rights, obligations, representations and warranties of SunGard and its Subsidiaries shall become effective as of the date hereof, without any further action by any Person.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SUNGARD HOLDCO LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SUNGARD DATA SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Senior Vice President - Finance and Chief Financial Officer

SOLAR CAPITAL CORP.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

ASC SOFTWARE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

IP SECURITY AGREEMENT SIGNATURE PAGE

ASSENT SOFTWARE LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Assistant Secretary and Treasurer

AUTOMATED SECURITIES CLEARANCE, LTD.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

BANCWARE, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Clerk and Treasurer

DATA TECHNOLOGY SERVICES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

DERIVATECH RISK SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

IP SECURITY AGREEMENT SIGNATURE PAGE

ELINK PROCESSING LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

EXETER EDUCATIONAL MANAGEMENT SYSTEMS, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

FDP CORP.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

FINANCIAL DATA PLANNING CORP.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

FINANCIAL TECHNOLOGY SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

IP SECURITY AGREEMENT SIGNATURE PAGE

HTE-UCS, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

INFLOW LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

MBM INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

MICROHEDGE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

ONLINE SECURITIES PROCESSING INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

IP SECURITY AGREEMENT SIGNATURE PAGE

PLAID BROTHERS SOFTWARE, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

PORTFOLIO VENTURES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

PRESCIENT MARKETS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

PROTOGENT, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SIS EUROPE HOLDINGS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

IP SECURITY AGREEMENT SIGNATURE PAGE

SRS DEVELOPMENT INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD ADVISOR TECHNOLOGIES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD ASIA PACIFIC INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD ASSET MANAGEMENT SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD AVAILABILITY INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

IP SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD AVAILABILITY SERVICES LP,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD AVAILABILITY SERVICES LTD.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD BI-TECH INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD BSR INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD BUSINESS SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, and Assistant Secretary

IP SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD CANADA HOLDINGS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD COLLEGIS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD COMPUTER SERVICES LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD CORBEL INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD DEVELOPMENT CORPORATION,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

IP SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD DIS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President Treasurer and Assistant Secretary

SUNGARD ENERGY SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD ENFORM CONSULTING INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD EPROCESS INTELLIGENCE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD EXPERT SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, and Assistant Secretary

IP SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD FINANCIAL SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD HTE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD INSURANCE SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD INVESTMENT PRODUCTS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD INVESTMENT SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

IP SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD INVESTMENT VENTURES LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD KIODEX INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD MARKET DATA SERVICES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD NETWORK SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD PENTAMATION INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

IP SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD REFERENCE DATA SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD SAS HOLDINGS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD SCT INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD SECURITIES FINANCE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD SECURITIES FINANCE INTERNATIONAL INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

IP SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD SHAREHOLDER SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD SOFTWARE, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD SYSTEMS INTERNATIONAL INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD TECHNOLOGY SERVICES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

IP SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD TRADING SYSTEMS VAR LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD TREASURY SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD TRUST SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD WEALTH MANAGEMENT SERVICES, LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

IP SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD WORKFLOW SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SYSTEMS & COMPUTER TECHNOLOGY CORPORATION,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

TRUST TAX SERVICES OF AMERICA, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Clerk and Treasurer

WALL STREET CONCEPTS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

IP SECURITY AGREEMENT SIGNATURE PAGE

WORLD SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

IP SECURITY AGREEMENT SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

by	/s/ Bruce Borden
	Name:	BRUCE BORDEN
	Title:	VICE PRESIDENT